Exhibit 21.1
Fidelity National Information Services, Inc.
A Georgia corporation
List of Subsidiaries
As of December 31, 2024

Company	Incorporation

11601 Roosevelt Boulevard Realty, LLC	United States
Advanced Portfolio Technologies Ltd.	Bermuda
AFSF II AIV Investors - D L.P.	United States
AKC Insurance Company LLC	United States
Alphakinetic Limited	United Kingdom
Armed Forces Financial Network LLC (50%)	United States
Atelio Ireland Limited	Ireland
Automated Securities Clearance LLC	United States
Boost Newco Sub, Inc.	United States
Boost Newco, LLC	United States
C&E Holdings Luxembourg S.a.r.l.	Luxembourg
Chex Systems, Inc.	United States
Clear2Pay (Shenzhen) Company Limited	China
Clear2Pay APAC Pte. Ltd.	Singapore
Clear2Pay Belgium BV	Belgium
Clear2Pay BV	Belgium
Clear2Pay France SAS	France
Clear2Pay Germany GmbH	Germany
Clear2Pay Nederland BV	Netherlands
Clear2Pay Poland Sp. z o.o.	Poland
Clear2Pay Spain s.l.	Spain
ClearTwoPay Chile SpA	Chile
Complete Payment Recovery Services, Inc.	United States
CPRS Holdings, Inc.	United States
Deep Pool (Europe) Limited	Cyprus
Deep Pool Financial Solutions Ltd	Ireland
Deep Pool International Ltd	Cayman Islands
Deep Pool Technology Slovakia s.r.o	Slovakia
Deep Pool USA Inc	United States
Demica Holdings Limited	Jersey
Demica Finance Limited	United Kingdom
Demica Limited	United Kingdom
Demica, Inc.	United States
Demica Sp. Zo.o	Poland
Dfly Technologies India Private Limited	India
Dragonfly Financial Technologies Corp.	United States
Dragonfly Financial Technologies Holdco LLC	United States
Dragonfly Financial Technologies Pte. Ltd.	Singapore
eFunds Corporation	United States
eFunds Holdings Limited	United Kingdom

Company	Incorporation

eFunds International Limited	United Kingdom
F.I.S. Systems (Middle East) Limited	United Arab Emirates
Fidelity Holding Ltda.	Brazil
Fidelity Information Services (Hong Kong) Limited	Hong Kong
Fidelity Information Services (Iberia), S.L.U.	Spain
Fidelity Information Services (Israel) Ltd.	Israel
Fidelity Information Services (Thailand) Limited	Thailand
Fidelity Information Services de Mexico, S. de R.L. de C.V.	Mexico
Fidelity Information Services Front Arena AB	Sweden
Fidelity Information Services GmbH	Germany
Fidelity Information Services India Private Limited	India
Fidelity Information Services International Holdings, Inc.	United States
Fidelity Information Services Limited	United Kingdom
Fidelity Information Services Operations GmbH	Germany
Fidelity Information Services SARL	France
Fidelity Information Services Slovakia s.r.o.	Slovakia
Fidelity Information Services, LLC	United States
Fidelity International Resource Management, Inc.	United States
Fidelity National Information Services (Netherlands) B.V.	Netherlands
Fidelity National Information Services, Inc.	United States
Fidelity National Participacoes e Servicos de Informatica Ltda	Brazil
Fidelity National Servicos de Tratamento de Documentos e Informatica Ltda.	Brazil
Fidelity National Servicos e Contact Center Ltda.	Brazil
Fidelity Participacoes e Servicos Ltda.	Brazil
Financial Institution Benefit Association, Inc.	United States
Financial Insurance Marketing Group, Inc.	United States
FIS (Switzerland) SA	Switzerland
FIS (Tunisia) I SARL	Tunisia
FIS (Tunisia) II SARL	Tunisia
FIS ACE, LLC	United States
FIS Asia Pacific Inc.	United States
FIS AsiaPacRim Holdings Ltd.	United Kingdom
FIS Australasia Pty Ltd	Australia
FIS Banking Solutions UK Limited	United Kingdom
FIS Bilgisayar Hizmetleri Ticaret Limited Sirketi	Turkey
FIS Brokerage & Securities Services LLC	United States
FIS Capital Markets UK Limited	United Kingdom
FIS Capital Markets US LLC	United States
FIS Card Services (Thailand) Co., Ltd.	Thailand
FIS Cares, Inc.	United States
FIS Consulting Services (Ireland) Limited	Ireland
FIS Denmark ApS	Denmark

Company	Incorporation

FIS Derivatives Utility Services (Singapore) Pte. Ltd.	Singapore
FIS Derivatives Utility Services (UK) Limited	United Kingdom
FIS DERIVATIVES UTILITY SERVICES LLC	United States
FIS Energy Solutions Limited	United Kingdom
FIS European MTF Ireland Limited	Ireland
FIS Finance Germany GmbH	Germany
FIS Finance Germany Holdings GmbH	Germany
FIS Finance UK Holdings Limited	United Kingdom
FIS Finance UK Limited	United Kingdom
FIS Financial Solutions Canada Inc.	Canada
FIS Financial Systems (France) SAS	France
FIS Foundation, Inc.	United States
FIS GCS LLC	United States
FIS Global Business Solutions India Private Limited	India
FIS Global Execution Services Limited	United Kingdom
FIS Global Solutions Philippines Inc.	Philippines
FIS Global Trading (Deutschland) GmbH	Germany
FIS Global Trading (Hong Kong) Limited	Hong Kong
FIS Global Trading (Ibérica), S.L. Unipersonal	Spain
FIS Global Trading (Nederland) BV	Netherlands
FIS Global Trading (Portugal), Unipessoal Lda	Portugal
FIS Global Trading (Singapore) Pte. Ltd.	Singapore
FIS Global Trading (Suisse) SA	Switzerland
FIS Healthcare Trustee Limited	United Kingdom
FIS Holdings Mauritius	Mauritius
FIS International Subsidiaries Holdings LLC	United States
FIS INVESTMENT VENTURES LLC	United States
FIS Investor Services Germany GmbH	Germany
FIS Investor Services India Private Limited	India
FIS Investor Services LLC	United States
FIS Investor Services Poland Sp. z o.o.	Poland
FIS Japan KK	Japan
FIS Korea Ltd	Korea, Republic of
FIS Management Services Mexico, S. de R.L. de C.V.	Mexico
FIS Management Services, LLC	United States
FIS Norway AS	Norway
FIS Pakistan (Private) Limited	Pakistan
FIS Payment Solutions & Services India Private Limited	India
FIS Payments (UK) Limited	United Kingdom
FIS Payments LLC	United States
FIS Pensions Limited	United Kingdom
FIS Romania SRL	Romania
FIS Securities Finance Services, LLC	United States

Company	Incorporation

FIS SG (Italia) S.r.l.	Italy
FIS SG Systems Philippines Inc.	Philippines
FIS Solutions (India) Private Limited	India
FIS Solutions Software (India) Private Limited	India
FIS Solutions, LLC	United States
FIS Systeme GmbH	Germany
FIS Systems (Hong Kong) Limited	Hong Kong
FIS Systems (Luxembourg) S.A.	Luxembourg
FIS Systems (Malaysia) Sdn. Bhd.	Malaysia
FIS Systems (Singapore) Pte. Ltd.	Singapore
FIS Systems de Colombia S.A.S.	Colombia
FIS Systems Kenya Limited	Kenya
FIS Systems NZ Limited	New Zealand
FIS Systems Pty Ltd	Australia
FIS Systems South Africa (Pty) Ltd.	South Africa
FIS Technology (Beijing) Co. Ltd.	China
FIS Technology Services (Poland) Sp. z o.o.	Poland
FIS Technology Services (Tunisia) sarl	Tunisia
FIS Technology Services Singapore Pte. Ltd.	Singapore
FIS Treasury Centre Limited	United Kingdom
FIS UK Holdings Limited	United Kingdom
FIS Vietnam LLC	Vietnam
FIS-SG Holding Corp.	United States
FNIS Istanbul Danismanlik Limited Sirketi	Turkey
FV General Partner, LLC	United States
GL Trade (South Africa) Proprietary Limited	South Africa
GL Trade Software DOO	Serbia
GL Trade Solutions CMS (Thailand) Limited	Thailand
Glesia S.r.l.	Italy
i DLX International BV	Netherlands
Information Services Luxembourg S.a.r.l	Luxembourg
Integrity Treasury Solutions Inc.	United States
Metavante Technologies Limited	United Kingdom
NYCE Payments Network, LLC	United States
Oshap Software Industries Ltd.	Israel
Panther HoldCo 2, Inc.	United States
Panther HoldCo, Inc.	United States
Payment Chile S.A.	Chile
Payments Technology Services Limited	Hong Kong
Percentile Limited	United Kingdom
Platform Securities Holdings Limited	United Kingdom
Platform Securities International Limited	Jersey

Company	Incorporation

Platform Securities International Nominees Limited	Jersey
Platform Securities LLP	United Kingdom
Platform Securities Nominees Limited	United Kingdom
Platform Securities Services Limited	United Kingdom
PT Fidelity Information Services Indonesia	Indonesia
PT FIS Systems Indonesia	Indonesia
RealNet Payments LLC	United States
Reliance Financial Corporation	United States
Reliance Integrated Solutions LLC	United States
Reliance Trust Company	United States
Risk Limited	United Kingdom
Rocket Partners Holdings, LLC	United States
Secondco Limited	United Kingdom
SunGard Global Trading (Australia) Pty. Ltd.	Australia
SunGard India Sales Private Limited	India
Torstone Technology (Canada) Incorporated	Canada
Torstone Technology Limited	United Kingdom
Transactis, Inc.	United States
Trax B.V.	Belgium
Virtus Group, LP	United States
Virtus LP Holdings, LLC	United States
Virtus Partners Fund Services Ireland Limited	Ireland
Virtus Partners Fund Services Luxembourg S.a.r.l.	Luxembourg
Virtus Partners Ireland Limited	Ireland
Virtus Partners Limited	United Kingdom
Virtus Trade Settlement, LLC	United States
VP Fund Services, LLC	United States
Zenmonics Software Private Limited	India
Zenmonics, Inc.	United States